                                                                    EXHIBIT 10.8

                ASSIGNMENT OF RAUFOSS AGREEMENTS TO PRIMEX AND
                ----------------------------------------------
                SUBLICENSE TO OLIN FOR SMALL CALIBER AMMUNITION
                -----------------------------------------------

THIS AGREEMENT is made and entered into as of this 1st day of January, 1997 by and between:

OLIN CORPORATION, having a place of business at 427 North Shamrock Street, East Alton, Illinois 62024, (hereinafter referred to as "OLIN")

AND

PRIMEX TECHNOLOGIES, INC., having a place of business at 10101 Ninth Street North, St. Petersburg, Florida 33716-3807 (hereinafter referred to as "PRIMEX") (hereinafter collectively the "PARTIES " and each individually a "PARTY").

                          W  I  T  N  E  S  S  E  T  H:
                          -  -  -  -  -  -  -  -  -  -

WHEREAS, OLIN and PRIMEX have entered into that certain Distribution Agreement dated as of January 1, 1996 __________________ concerning the spin-off of PRIMEX from OLIN (the "Distribution Agreement");

WHEREAS, prior to entering into the Distribution Agreement, OLIN and Raufoss A/S, a corporation organized under the laws of Norway, (formerly A/S Raufoss Ammunisjonsfabrikker) entered into a number of agreements relating to multipurpose ammunition, which prior to the spin-off of PRIMEX have been exploited by PRIMEX and OLIN's Winchester Division as those businesses were part of a single corporate entity and parent-subsidiary corporate structure;

WHEREAS, Raufoss A/S and Olin Corporation entered into a technology and patent license agreement effective as of May 1, 1984 (hereinafter defined as the "RAUFOSS LICENSE") enabling Olin to manufacture and sell ammunition in a licensed territory employing Raufoss' Multipurpose Concept ("MPC") technology and patents;

WHEREAS, the RAUFOSS LICENSE has been amended pursuant to Amendments No. 1 and No. 2 and by an Addendum No. 1 to Amendment No. 2;

WHEREAS, on December 15, 1992 Olin Corporation, acting through its Ordnance Division, and Raufoss A/S entered into a TEAMING AGREEMENT (hereinafter defined as the "TEAMING AGREEMENT") providing for cooperation in the manufacture and sale of certain multipurpose ammunition under the RAUFOSS LICENSE and/or a license granted by Raufoss A/S to the U. S. Government relating to such multipurpose ammunition;

WHEREAS, the TEAMING AGREEMENT has been amended through the addition of Annex II entered into on June 16, 1993 and Annex III fully signed as of Oct. 3, 1994;

WHEREAS, PRIMEX desires OLIN to assign to PRIMEX the RAUFOSS LICENSE as amended and the TEAMING AGREEMENT as amended, (hereinafter defined as the "RAUFOSS AGREEMENTS") subject to the grant by PRIMEX to OLIN of an exclusive sublicense under the RAUFOSS AGREEMENTS for small caliber ammunition of less than 20 millimeters in diameter and subject to the consent of Raufoss A/S to such assignment and sublicense;

WHEREAS, to allow each of OLIN and PRIMEX (and their respective shareholders) to obtain the full value of its respective rights under the Distribution Agreement, PRIMEX and OLIN desire to enter into and execute this AGREEMENT concerning the assignment of the RAUFOSS AGREEMENTS and the sublicensing of OLIN thereunder;

NOW, THEREFORE, in consideration of the above, and the mutual promises set forth below, OLIN and PRIMEX agree as follows:

1.   DEFINITIONS
--   -----------


Whenever used in this AGREEMENT, the following terms shall have the following meanings, on the understanding that words in the singular include the plural and vice-versa. Headings and subheadings are used for convenience only and are not intended as limitations in the AGREEMENT or for use in interpreting the AGREEMENT.

1.1  AFFILIATE
---  ---------
"AFFILIATE" shall mean, when used with respect to a specified PERSON, another PERSON that directly, or indirectly through one or more intermediaries, CONTROLS or is CONTROLLED by or is under common CONTROL with the PERSON specified.

1.2  AGREEMENT
---  ---------
"AGREEMENT" shall mean this agreement as amended and/or supplemented from time to time, including all the EXHIBITS attached hereto.

1.3  CONFIDENTIAL INFORMATION
---  ------------------------
"CONFIDENTIAL INFORMATION" shall mean any and all information disclosed to the receiving PARTY by the disclosing PARTY pursuant to the AGREEMENT, in any form such as, but not limited to, visual, oral, written, graphic, electronic or model form, including but not limited to know-how and trade secrets relating to the LICENSED

TECHNOLOGY, whether patented or not and whether in the laboratory, pilot plant or commercial plant stage (including drawings, operating conditions, specifications, safety instructions, recommendations for effluent disposal, emergency instructions, etc.) owned or controlled by a PARTY.

1.4  CONTROL
---  -------
"CONTROL' shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise, and the terms "CONTROLLING" and "CONTROLLED" shall have meanings correlative thereto.

1.5  EFFECTIVE DATE
---  --------------
"EFFECTIVE DATE" shall mean the Effective Time specified in the Distribution Agreement or the date Raufoss A/S executes the Consent Agreement set forth in Exhibit A, whichever is later.

1.6  IMPROVEMENTS
---  ------------
"IMPROVEMENTS" shall have the meaning ascribed thereto in the RAUFOSS LICENSE as amended.

1.7  INTELLECTUAL PROPERTY
---  ---------------------
"INTELLECTUAL PROPERTY" shall mean all CONFIDENTIAL INFORMATION and all classes or types of patents, utility models, design patents, copyrights and applications for the aforementioned, of all countries of the world.

1.8  LICENSED PRODUCTS
---  -----------------
"LICENSED PRODUCTS" shall have the meaning as set forth in the RAUFOSS
AGREEMENTS.

1.9  LICENSED TECHNOLOGY
---  -------------------
"LICENSED TECHNOLOGY" shall have the meaning ascribed thereto in the RAUFOSS LICENSE as amended.

1.10 MEDIUM & LARGE CALIBER PRODUCTS
---- -------------------------------
"MEDIUM & LARGE CALIBER PRODUCTS" shall mean LICENSED PRODUCTS having a diameter of 20 millimeters or more.

1.11 OCSW & OICW AMMUNITION
---- ----------------------
"OCSW AND OICW AMMUNITION" shall mean AMMUNITION used in objective crew served weapon (OCSW) and objective individual combat weapon (OICW), respectively, being developed by PRIMEX for the U.S. Army.

1.12 PERSON
---- ------
"PERSON" shall mean any natural person, corporation, business trust, joint venture, association, company, partnership or government, or any agency or political sub-division thereof.

1.13 RAUFOSS AGREEMENTS
---- ------------------
"RAUFOSS AGREEMENTS" shall mean the RAUFOSS LICENSE and the TEAMING AGREEMENT, including without limitation, those agreements and amendments thereto as set forth in Exhibit B and any future agreements or amendments relating to Licensed Products entered into by Raufoss A/S and PRIMEX and/or OLIN during the Term. The RAUFOSS AGREEMENTS are specifically incorporated by reference herein and made a part of this AGREEMENT.

1.14 RAUFOSS LICENSE
---- ---------------
"RAUFOSS LICENSE" shall mean the Licensing Agreement between A/S Raufoss Ammunisjonsfabrikker (now Raufoss A/S) and Olin Corporation, Winchester Group (now Olin Corporation, Winchester Division) effective as of May 1, 1984, as well as any amendments thereto during the Term. Copies of the RAUFOSS LICENSE and any amendments thereto as of the Effective Date are attached hereto as Exhibit C.

1.15 SMALL CALIBER PRODUCTS
---- ----------------------
"SMALL CALIBER PRODUCTS" shall mean LICENSED PRODUCTS having a diameter of less than 20 millimeters.

1.16 TEAMING AGREEMENT
---- -----------------
"TEAMING AGREEMENT" shall mean the TEAMING AGREEMENT between Raufoss A/S and Olin Corporation acting through its Defense Products Division ( now Ordnance Division) entered into on December 15, 1992, as well as any amendments or annexes thereto during the Term. Copies of the TEAMING AGREEMENT and any amendments or annexes thereto as of the Effective Date are attached hereto as Exhibit D.

1.17 TERM
---- ----
"TERM" shall mean the period of time during which the AGREEMENT shall be in full force and effect pursuant to ARTICLE 6.

2.   ASSIGNMENT OF INTELLECTUAL PROPERTY
--   -----------------------------------

2.1  ASSIGNMENT
---  ----------
Subject to the execution by Raufoss A/S of the Consent Agreement set forth in Exhibit A, effective as of the EFFECTIVE DATE, OLIN assigns and transfers to PRIMEX all of its right, title and interest in and to the RAUFOSS AGREEMENTS in force as of the EFFECTIVE DATE.

2.2  ACCEPTANCE OF ASSIGNMENT
---  ------------------------
PRIMEX agrees to accept the assignment pursuant to Section 2.1 and to be bound on or after the EFFECTIVE DATE to all the terms and conditions of the assigned RAUFOSS AGREEMENTS in the place of OLIN.

2.3  DISCLAIMER
---  ----------
OLIN CORPORATION MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, WITH RESPECT TO THE RAUFOSS AGREEMENTS ASSIGNED HEREBY, INCLUDING WITHOUT LIMITATION AS TO VALIDITY, ENFORCEABILITY OR FITNESS FOR ANY PARTICULAR USE OR PURPOSE.

3.   LICENSES
--   --------

3.1  LICENSE TO OLIN
---  ---------------
Subject to the execution by Raufoss A/S of the Consent Agreement set forth in Exhibit A, upon the EFFECTIVE DATE, PRIMEX and its AFFILIATES hereby grant and agree to grant to OLIN an irrevocable, worldwide, sole and exclusive sublicense, with the right to further sublicense subject to the terms of the RAUFOSS AGREEMENTS, to utilize all of PRIMEX's rights and licenses under the RAUFOSS AGREEMENTS with respect to the LICENSED TECHNOLOGY, for the making, having made, use, offering for sale, selling and import of SMALL CALIBER PRODUCTS. Pursuant to the license provided pursuant to this Section 3.1 OLIN shall have the exclusive right for a period of five (5) years from the EFFECTIVE DATEas between OLIN and PRIMEX to make SMALL CALIBER PRODUCTS, except for engaging In the development, testing, trial production, prototype construction and similar activities associated with OCSE & OICW

AMMUNITION, under the RAUFOSS AGREEMENTS, but solely to the extent of PRIMEX's or its AFFILIATES' rights and licenses under the RAUFOSS AGREEMENTS.

3.2  LICENSE TO PRIMEX
---  -----------------
Upon the EFFECTIVE DATE, OLIN and its AFFILIATES hereby grant and agree to grant to PRIMEX an irrevocable, worldwide, sole and exclusive sublicense, with the right to sublicense subject to the terms of the RAUFOSS AGREEMENTS, to utilize all of OLIN's rights and licenses under RAUFOSS AGREEMENTS with respect to the LICENSED TECHNOLOGY entered into by OLIN or its AFFILIATES after the EFFECTIVE DATE, for the making, having made, use, offering for sale, selling and import of MEDIUM & LARGE CALIBER PRODUCTS. Pursuant to the license of this Section 3.2 PRIMEX shall have the exclusive right as between OLIN and PRIMEX to make MEDIUM & LARGE CALIBER PRODUCTS under such RAUFOSS AGREEMENTS, but solely to the extent of OLIN's or its AFFILIATES', rights and licenses under such RAUFOSS AGREEMENTS. Upon the EFFECTIVE DATE, OLIN and its AFFILIATES hereby grant and agree to grant to PRIMEX an irrevocable, worldwide, non-exclusive sublicense, with the right to sublicense subject to the terms of the RAUFOSS AGREEMENTS, to utilize all of OLIN's rights and licenses under RAUFOSS AGREEMENTS with respect to the LICENSED TECHNOLOGY entered into by OLIN or its AFFILIATES after the EFFECTIVE DATE, for engaging In the development, testing, trial production, prototype construction and similar activities associated with, but for a period of five (5) years from the EFFECTIVE DATE not the selling of, OCSW AND OICW AMMUNITION.

3.3  LICENSE OF IMPROVEMENTS
---  -----------------------
Each PARTY agrees to grant to Raufoss A/S a license relating to such PARTY's IMPROVEMENTS to the extent required by the RAUFOSS AGREEMENTS.

3.4  SUBLICENSE TERMS
---  ----------------
Any sublicense granted by a sublicensee pursuant to this ARTICLE 3 shall be consistent with and subject to the terms and conditions of this AGREEMENT and the RAUFOSS AGREEMENTS applicable thereto.

3.5  ROYALTIES
---  ---------
If a licensor under this ARTICLE 3 is obligated to pay royalties pursuant to a RAUFOSS AGREEMENT with respect to a license or right granted herein, then the licensee shall be obligated to pay such royalties to its licensor as a condition of its license.

3.6  COMPLIANCE WITH RAUFOSS AGREEMENTS
---  ----------------------------------
A licensee under this ARTICLE 3 in addition to being bound by and abiding by all the terms and conditions of this AGREEMENT agrees to be bound by and abide by all the terms and conditions of the RAUFOSS AGREEMENTS applicable to such licensee's activities pursuant to this AGREEMENT. In the event that a licensee's obligation to its licensor under this AGREEMENT conflicts with such licensee's obligation under a RAUFOSS AGREEMENT, the obligations of the RAUFOSS AGREEMENT shall control. Without limitation, a licensee under this ARTICLE 3 shall provide to its licensor such reports and payments as required by the RAUFOSS AGREEMENTS applicable to such licensee's activities pursuant to this AGREEMENT, in a timely manner, which will reasonably permit its licensor to comply with the applicable RAUFOSS AGREEMENTS.

3.7  WARRANTY
---  --------
The PARTIES warrant that as of the EFFECTIVE DATE they have not granted and will not grant any rights or licenses which will conflict with the rights and licenses set forth in this AGREEMENT. The PARTIES also warrant that as of the EFFECTIVE DATE they have the right to grant the rights and licenses set forth in this Agreement. NO OTHER WARRANTY, OF ANY KIND, WHETHER EXPRESS OR IMPLIED, IS GIVEN BY ONE PARTY TO THE OTHER PARTY AND IN PARTICULAR THE PARTIES DISCLAIM ANY WARRANTY THAT THEIR RESPECTIVE INTELLECTUAL PROPERTY ARE VALID OR ENFORCEABLE OR USEFUL FOR ANY PURPOSE.

3.8  EXPRESS LICENSES ONLY
---  ---------------------
Except for licenses expressly granted pursuant to ARTICLE 3, no licenses are granted hereby, and nothing in the AGREEMENT shall be construed as, or result in, conveying by implication, waiver or estoppel any right or license to either PARTY or to any third party except Raufoss A/S pursuant to the RAUFOSS AGREEMENTS.

3.9  FUTURE AGREEMENTS
---  -----------------
Each PARTY agrees not to enter into future agreements which will conflict with the rights of the other PARTY hereunder without the consent of the other PARTY, which consent shall not be unreasonably withheld.

4.   INTELLECTUAL PROPERTY
--   ---------------------

4.1  OWNERSHIP
---  ---------
INTELLECTUAL PROPERTY arising out of this AGREEMENT shall be owned as follows:
(I) INTELLECTUAL PROPERTY developed solely by OLIN employees shall be owned by OLIN; (ii) INTELLECTUAL PROPERTY developed solely by employees of

PRIMEX shall be owned by PRIMEX; and (iii) INTELLECTUAL PROPERTY developed jointly by employees of PRIMEX and OLIN shall be jointly owned by OLIN and PRIMEX.

4.2  APPLICATION FOR PATENT RIGHTS
---  -----------------------------
The right to apply for and obtain INTELLECTUAL PROPERTY arising out of this AGREEMENT with respect to a solely owned invention under Section 4.1 shall belong to and be vested in the PARTY entitled to ownership of such invention. Any and all costs and expenses incurred for applying for, obtaining and maintaining such patent rights shall be borne by the owner thereof. Each PARTY shall, at its own expense, secure the execution by its employees of any documents and any necessary government licenses required to obtain such INTELLECTUAL PROPERTY and the appropriate assignment thereof. The PARTIES shall mutually agree upon which PARTY shall have the right to apply, in the names of both OLIN and PRIMEX, for INTELLECTUAL PROPERTY developed jointly by employees of both OLIN and PRIMEX. The PARTIES shall equally share the cost of making such joint application and maintaining such joint INTELLECTUAL PROPERTY rights. Should either PARTY decline to join in such joint application or to bear its equal share of such costs, either for preparation, fees or maintenance, in the United States of America or in any other country, the PARTY declining to join in such joint application or to bear its share of the costs shall be deemed to have abandoned its rights to such INTELLECTUAL PROPERTY and shall transfer its interest therein to the other PARTY.

4.3  ABANDONING JOINTLY OWNED INTELLECTUAL PROPERTY
---  ----------------------------------------------
If either PARTY wishes to abandon in any country any jointly owned INTELLECTUAL PROPERTY right or application therefor arising out of this AGREEMENT, it shall not do so without first notifying the other PARTY and giving it a reasonable opportunity to take over the prosecution or maintenance of such INTELLECTUAL PROPERTY right at its own expense. If the other PARTY agrees to take over the prosecution and maintenance of such INTELLECTUAL PROPERTY the abandoning PARTY shall transfer its interest therein to such other PARTY.

5.   SECRECY
--   -------

5.1  SECRECY OBLIGATION
---  ------------------
In addition to their obligations under the RAUFOSS AGREEMENTS each of the PARTIES agrees to keep confidential and neither disclose to others nor use except as permitted herein any CONFIDENTIAL INFORMATION received from the other PARTY pursuant to the AGREEMENT.

5.2  LIMITS ON DISCLOSURE
---  --------------------
The receiving PARTY shall treat such CONFIDENTIAL INFORMATION in the same manner and with the same degree of care as it uses with respect to its own CONFIDENTIAL INFORMATION of like nature and shall disclose CONFIDENTIAL INFORMATION of the other PARTY only to its employees who have a need to know it, provided that such employees are bound to respect all secrecy obligations provided for in the AGREEMENT.

5.3  EXCEPTIONS
---  ----------
The obligation set forth in Section 5.1 shall not apply with respect to any CONFIDENTIAL INFORMATION which:

5.3.1     PUBLIC KNOWLEDGE

Is generally available to the public or subsequently becomes generally available to the public through no breach by the receiving PARTY of secrecy obligations under this Agreement or prior agreements between the PARTIES concerning the CONFIDENTIAL INFORMATION; or

5.3.2     PRIOR POSSESSION

The receiving PARTY can establish by competent evidence was in its possession at the time of disclosure and was not acquired in confidence directly or indirectly, from the disclosing PARTY; or

5.3.3     RECEIVED FROM THIRD PARTY

Is received from a third party who is legally free to disclose such CONFIDENTIAL INFORMATION and who did not receive such CONFIDENTIAL INFORMATION in confidence from the disclosing PARTY; or

5.3.4     APPROVED FOR DISCLOSURE

Is approved in writing for release by the disclosing PARTY; or

5.3.5     SUCCESSOR IN INTEREST

Is disclosed to any permitted assignee of the AGREEMENT, provided that such assignee agrees to be bound by the provisions of the AGREEMENT; or

5.3.6     INDEPENDENTLY DEVELOPED

Is independently developed by the receiving PARTY without reference to the CONFIDENTIAL INFORMATION received from the disclosing PARTY.

5.4  PERMITTED DISCLOSURES
---  ---------------------
The provisions of Section 5.1 notwithstanding, in exercising the rights granted under the AGREEMENT, any PARTY may disclose CONFIDENTIAL INFORMATION to others for purpose of licensing (as permitted hereunder), design, engineering, construction or operation of facilities permitted using the disclosing PARTY's licensed TECHNOLOGY; or obtaining or giving consulting services under a license agreement permitted hereunder, provided that any third party to which such CONFIDENTIAL INFORMATION is disclosed shall have first entered into a written secrecy and non-use obligation at least as stringent as that imposed on the PARTIES pursuant to the AGREEMENT.

5.5  SUBPOENA OR DEMAND
---  ------------------
The provisions of Section 5.1 notwithstanding, a PARTY may disclose CONFIDENTIAL INFORMATION pursuant to a subpoena or demand for production of documents in connection with any suit or arbitration proceeding, any administrative procedure or before a governmental or administrative agency or instrumentality thereof or any legislative hearing or other similar proceeding, provided that the receiving PARTY shall promptly notify the disclosing PARTY of the subpoena or demand and provided further that in such instances, the PARTIES use their best efforts to maintain the confidential nature of the CONFIDENTIAL INFORMATION by protective order or other means.

6.   DURATION AND TERMINATION
--   ------------------------

6.1  TERM OF AGREEMENT
---  -----------------
This AGREEMENT shall become effective on the EFFECTIVE DATE, and shall continue in full force and effect until the expiration of the last to expire of the RAUFOSS AGREEMENTS. After expiration of the AGREEMENT pursuant to this Section
6.1 the rights and obligations set forth in Section 3.6 and ARTICLES 4, 5 and 10 shall continue in full force and effect until fully discharged. Except as otherwise required by the RAUFOSS AGREEMENTS upon expiration pursuant to this
Section 6.1 both PARTIES shall have the right to use and license, subject to the surviving obligations, but without accounting to the other, the LICENSED TECHNOLOGY and IMPROVEMENTS licensed hereunder, whether owned exclusively or jointly by either PARTY.

6.2  TERMINATION FOR MATERIAL BREACH
---  -------------------------------
If either PARTY commits a material breach with respect to any of their obligations hereunder, the other PARTY may give written notice to the allegedly breaching PARTY specifying the alleged material breach and an intention to terminate the AGREEMENT. The PARTY charged with the alleged material breach shall have sixty (60) days from the date of receipt of such written notice to cure the alleged material breach. If the alleged material breach is not cured within said sixty (60)-day period, the other PARTY may terminate the AGREEMENT by sending a written notice of termination to the breaching PARTY and in this event, neither PARTY waives any legal rights to recover damages resulting from the termination of the AGREEMENT.

6.3  INSOLVENCY
---  ----------
In the event that either PARTY shall: (I) become insolvent or go into liquidation or receivership or be admitted to the benefits of any procedure for the settlement or postponement of debts or be declared bankrupt; or (ii) becomes party to dissolution proceedings; then the AGREEMENT and any and all obligations assumed hereby (except as otherwise expressly provided for herein) may be terminated by the other PARTY, if permitted by law, by giving written notice of such termination on a date specified therein.

6.4  OBLIGATIONS SURVIVING TERMINATION FOR FAULT
---  -------------------------------------------
Upon termination pursuant to Sections 6.2 or 6.3, the obligations of each PARTY to the other shall cease except, the obligations set forth in Section 3.6 and ARTICLES 4, 5 and 10 shall continue in full force and effect until completely discharged.

7.   FORCE MAJEURE
--   -------------

7.1  ACTS CONSTITUTING FORCE MAJEURE
---  -------------------------------
Neither PARTY shall be liable to the other arising out of a delay in its performance of this Agreement arising from causes beyond its reasonable control. Without limiting the generality of the foregoing, such events include any act of God; accident; explosion; fire; earthquake; flood; strikes; labor disputes; riots; sabotage; embargo; equipment failure; federal, state, or local legal restriction or limitation; failure or delay of transportation; shortage of, or inability to obtain, raw materials, supplies, equipment, fuel, electricity, or labor. Neither PARTY shall be required to resolve labor disputes or disputes with suppliers of raw material, supplies, equipment, fuel, or electricity, but shall use commercially reasonable efforts to seek alternative sources to the extent practicable.

7.2  NOTICE REQUIREMENT
---  ------------------
When circumstances occur which delay the performance of either PARTY under this Agreement, whether or not such circumstances are excused pursuant to Section 8.1 above, said PARTY shall, when it first becomes aware of such circumstances, promptly notify (or, if the circumstances occur on a holiday or weekend, on the first succeeding business day) the other PARTY, by facsimile or by telephone confirmed in writing within two (2) business days in the case of oral notice. Within ten (10) business days of the date when either PARTY first becomes aware of the event which it contends is responsible for the delay, it shall supply to the other PARTY in writing the reason(s) for and anticipated duration of such delay, the measures taken and to be taken to prevent or minimize the delay, and the timetable for the implementation of such measures.

8.   GUARANTEES, LIABILITIES AND INDEMNITIES
--   ---------------------------------------

8.1  LAWFUL POSSESSION
---  -----------------
Each PARTY represents that to the best of its knowledge and belief, it will be in the lawful possession of any CONFIDENTIAL INFORMATION when disclosed by it pursuant to the AGREEMENT and that the disclosure of said CONFIDENTIAL INFORMATION shall not in any way violate any agreement to hold such CONFIDENTIAL INFORMATION in confidence.

8.2  DISCLAIMER
---  ----------
Neither PARTY shall be liable to the other for indirect, special or consequential damages arising out of this AGREEMENT or any use of CONFIDENTIAL INFORMATION or INTELLECTUAL PROPERTY rights obtained by it from the other PARTY hereunder.

9.   NOTICES
--   -------

Notices or requests to be given or made hereunder shall be delivered in person or sent by registered mail or telefax or telex acknowledged by the operator of the addressee at the following addresses or other addresses that each PARTY may from time to time designate

 (a)      for PRIMEX:

PRIMEX TECHNOLOGIES, INC.
10101 Ninth Street North
St. Petersburg, Florida 33716-3807

ATTENTION:Corporate Secretary
Tel: (813)578-1116
Fax: (813)578-8795

 (b) for OLIN:

OLIN CORPORATION
501 Merritt Seven
Norwalk, Connecticut 06856-4500
Attention: Corporate Secretary
Tel: (203) 356-3126
Fax: (203) 356-2011

10.  EXPORTATION CONTROL
---  -------------------
Each PARTY agrees not to export or reexport, or cause to be exported, any CONFIDENTIAL INFORMATION or LICENSED TECHNOLOGY furnished hereunder by the other PARTY or the equipment constructed on the basis of such CONFIDENTIAL INFORMATION, or the products manufactured with such CONFIDENTIAL INFORMATION or LICENSED TECHNOLOGY to any country to which, under the laws of the country of origin of the CONFIDENTIAL INFORMATION or LICENSED TECHNOLOGY, it is or may be prohibited from exporting such CONFIDENTIAL INFORMATION or LICENSED TECHNOLOGY or the direct product thereof.

11.  ASSIGNMENT
---  ----------
The AGREEMENT shall not be assigned by either PARTY except as permitted by the RAUFOSS AGREEMENTS.

12.  MISCELLANEOUS
---  -------------

12.1 ENTIRE AGREEMENT
---- ----------------
The AGREEMENT embodies the entire understanding of the PARTIES. No amendment or modification of the AGREEMENT shall be valid or binding upon the PARTIES unless it is in writing and signed by the respective duly authorized officers of the PARTIES.

12.2 PARTIES ARE INDEPENDENT
---- -----------------------
The AGREEMENT does not and shall not be deemed to make either PARTY the agent, legal representative or partner of the other PARTY for any purpose whatsoever, and neither PARTY shall have the right or authority to assume or create any obligation or responsibility whatsoever, expressed or implied, on behalf of or in the name of the other PARTY or to bind the other PARTY in any respect whatsoever.

12.3 WAIVER
---- ------
The failure of either PARTY at any time to require performance by the other PARTY of any provision hereof shall in no way affect the full right to require such performance within a reasonable time or thereafter the performance of that and all other provisions, nor shall the waiver of any succeeding breach of such provision or any other provision operate as a waiver of the provision itself.

12.4 SEVERABILITY
---- ------------
The invalidity or unenforceability of any one or more of the provisions of the AGREEMENT shall not affect the validity or enforceability of the remaining provisions.

12.5 GOVERNING LAW
---- -------------
     This Agreement shall be construed and governed, in all respects, by the law of the State of [Illinois] applicable to contracts made and to be performed in that state without reference to any provisions relating to conflicts of law.

12.6 JURISDICTION
---- ------------
Each PARTY hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any [Illinois] State court or Federal court of the United States of America sitting anywhere within a radius of 50 miles from East Alton, [Illinois], and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the PARTIES hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such [Illinois] State or, to the extent permitted by law, in such Federal court. Each of the PARTIES hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

12.7 VENUE
---- -----
Each PARTY hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any [Illinois] State court or such Federal court located in the State of [Illinois]. Each of the PARTIES hereto hereby irrevocably waives, to the fullest extent

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

permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

12.8 SERVICE OF PROCESS
---- ------------------
Each Party to this Agreement irrevocably consents to service of process in the manner provided for notices in ARTICLE 9 hereof. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

13.  SETTLEMENT OF DISPUTES
---  ----------------------
In the event of any disputes arising out of or in connection with the execution, interpretation, performance or nonperformance of this AGREEMENT, except for disputes relating to infringement, validity or enforceability of INTELLECTUAL PROPERTY, PRIMEX and OLIN shall use the following procedure prior to either PARTY pursuing other available legal remedies:

13.1 ALTERNATIVE DISPUTE RESOLUTION
---- ------------------------------
Upon signing of this Agreement each PARTY will designate one representative ("Representative") for the purpose of resolving disputes which may arise from time to time. Upon a dispute arising, either or both Representatives may request in writing a conference with the other. If so requested, the conference shall occur within ten (10) days of the initial written request and shall be held via telephone or at East Alton, Illinois, or elsewhere, at the option of the Representatives. The purpose and scope of the conference shall be limited to issues related to resolving the dispute. At the conference, each Representative, or his or her designee, shall use best efforts to attempt to resolve the dispute. If the dispute has not been settled within thirty (30) days of the first meeting of the Representatives, the parties shall establish a Management Appeal Board ("MAB") within ten (10) days of receipt of a request by
either PARTY to set up an MAB.   The MAB shall consist of two (2) members of
each respective PARTY's management. The President of OLIN shall appoint two members to represent OLIN and the President of PRIMEX shall appoint two members to represent PRIMEX. The sole purpose of MAB shall be to resolve any dispute over which the Representatives failed to resolve. The MAB members shall be persons other than the Representatives. The MAB shall meet at East Alton, Illinois or otherwise confer to resolve the dispute by good faith negotiations, which may include presentations by the Representatives or others.

13.2 ARBITRATION
---- -----------
In the event the parties are unable to resolve their disputes after availing themselves of the processes set forth in Section 13.1 above for a period of ninety (90) days, such disputes, shall be solely and finally settled by three arbitrators in accordance with the

Commercial Arbitration Rules of the AAA (the "Arbitration Rules"). The PARTY electing arbitration shall so notify the other PARTY in writing in accordance with the Arbitration Rules, and such notice shall be accompanied by the name of the arbitrator selected by the PARTY serving the notice. The second arbitrator shall be chosen by the other PARTY, and a neutral arbitrator shall be chosen by the two arbitrators so selected. If a PARTY fails to select an arbitrator or to advise the other PARTY of its selection within thirty (30) days after receipt by such a PARTY of the notice of the intent to arbitrate, the second arbitrator shall be selected by the AAA. If the third arbitrator shall not have been selected within thirty (30) days after the selection of the second arbitrator, the appointment shall be made by the AAA. All such proceedings shall be conducted in New York, New York. The arbitrator shall make detailed findings of fact and law in writing in support of the decision of the arbitrator panel, and is empowered to award reimbursement of attorneys' fees and other costs of arbitration to the prevailing PARTY, in such manner as the arbitrator panel shall deem appropriate. The provisions of this Section 13.2 shall not be deemed to preclude any PARTY hereto from seeking preliminary injunctive relief to protect or enforce its rights hereunder, or to prohibit any court from making preliminary findings of fact in connection with granting or denying such preliminary injunctive relief, or to preclude any PARTY hereto from seeking permanent injunctive or other equitable relief after and in accordance with the decision of the arbitrator panel. Whether any claim or controversy is arbitrable or litigable shall be determined solely by the arbitrator panel pursuant to the provisions of this Section 13.2. Any monetary award of the arbitrators panel shall include interest from the date of any breach or any violation of this Agreement. The arbitrators shall fix an appropriate rate of interest from the date of the breach or other violation to the date when the award is paid in full. The parties agree that judgment on the arbitration award may be entered in any court having jurisdiction over the parties or their assets.

13.3 CONTINUING OBLIGATIONS
---- ----------------------
It is expressly agreed that the failure of the parties to resolve a dispute on any issue to be resolved hereunder shall not relieve either PARTY from any obligation set forth in this Agreement. In addition, notwithstanding the pendency of any such dispute, neither PARTY will be excused of its obligations hereunder to cooperate with the other to effectuate the purposes of this Agreement.

13.4 COUNTERPARTS
---- ------------
     This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of this shall constitute one and the same instrument.

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

IN WITNESS WHEREOF the PARTIES hereto have caused this AGREEMENT to be executed in duplicate as of the date first written above.

OLIN CORPORATION                     PRIMEX TECHNOLOGIES, INC.

Name___________________              Name ___________________

Title__________________              Title___________________

Date__________________               Date___________________

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